Exhibit 10.11.1


                  Schedule of Omitted Documents in the Form of
                   Exhibit 10.11, including Material Detail in
                 Which Such Documents Differ from Exhibit 10.11
               -------------------------------------------------

     1.   Directors  Stock Option  Agreement,  dated March 31, 1998,  with Jerry
          Rosner

     2. Directors Stock Option Agreement, dated March 31, 1998, with Stanley Weinreb

     3. Directors Stock Option Agreement, dated March 31, 1998, with Stanley Raphael


          The form of the documents listed above does not differ in material detail from the form of Exhibit 10.11 except with respect to the identity of the director.



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